UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Semiannual report
2|28|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	23

Shareholder meeting results	68

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered more than twice the average annual return of equities, and have done so with nearly 40% less volatility.

2000–2013	Stocks	High-yield bonds
Average annualized return	3.60%	8.17%
Standard deviation	15.60%	9.41%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Sources: S&P, JPMorgan, as of 12/31/13. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	High Yield Trust

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the six months ended February 28, 2014?

The early months of the period were marked by uncertainty surrounding Congressional debate about the U.S. debt ceiling and a partial shutdown of the federal government. However, on October 17, President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014, to end the government shutdown. With this significant concern at least temporarily resolved, investor risk appetite returned. The debt-ceiling issue was ultimately settled in February.

At its December policy meeting, the Federal Reserve announced the first reduction in its bond-buying program, which was somewhat earlier than investors were anticipating. The central bank agreed to reduce its purchases by $10 billion per month beginning in January, citing improving labor market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.04% by the end of December.

In January, with the Fed beginning the process of reducing its stimulative bond-buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern about emerging-market [EM] currencies, caused investors to assume a

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

High Yield Trust	5

more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November.

By February, with EM stress abating, high-yield investors were encouraged by the resiliency of U.S. stocks and lower Treasury yields, along with robust inflows into the asset class amid light new supply. The high-yield market was also buoyed by investors largely dismissing weak economic data as a function of severe weather, and by the fact that the crisis in Ukraine remained localized.

For the period as a whole, high-yield bonds were among the best-performing fixed-income sectors. Against this backdrop, the fund trailed its benchmark but modestly outpaced the average return of its Lipper peer group.

Before we discuss the fund’s performance, would you briefly summarize your investment philosophy and process?

From a philosophical perspective, we believe the potential to outperform in the high-yield market comes from pursuing capital appreciation in bonds that are backed by improving corporate fundamentals. Consistent with this philosophy, we have an unwavering commitment to rigorous fundamental research. We have three portfolio managers who are sector specialists in the following areas: information technology and telecommunications, cyclical industries, and non-cyclical industries. They work in conjunction with Putnam’s industry analysts to conduct research and construct

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Trust

the portfolio. In conducting credit research, we employ classic financial analysis, while also evaluating companies according to the following characteristics: sustainable competitive advantage, viability of the capital structure, free cash flow trends, and adequate downside protection. Our investment process is a blend of “top down,” based on our views of the market’s fundamental, valuation, and technical characteristics, and “bottom up” by which we build the portfolio using the insights gained from our research.

Turning to performance, what factors had the greatest influence on the fund’s results versus its benchmark?

In general, the fund was overweight in lower-quality high-yield bonds and bank loans — those rated Caa and below— with lighter-than-benchmark exposure to Ba-rated securities. We offset this positioning by holding a modest cash buffer to help bring portfolio credit risk to near neutral versus the benchmark.

At the sector/industry level, overweights in financials and chemicals, along with security selection in gaming, lodging, and leisure helped the fund’s relative performance. Conversely, underweights in metals and mining, health care, and transportation hampered our performance versus the

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Trust	7

benchmark, as did adverse security selection in utilities.

Which holdings helped versus the index?

The top individual contributors included overweights in global payments processing company First Data, telecommunications services provider Sprint Communications, chemicals maker Huntsman, and hotel and casino operator Caesars Entertainment.

Which investments weren’t as productive?

The biggest individual detractor versus the benchmark was wireless services provider NII Holdings, which announced shortly after period-end that it plans to explore strategic options following a warning in February that it faces long-term liquidity issues.

The fund reduced its dividend rate in December 2013. What factors led to that decision?

The fund’s monthly distribution rate per class A share was lowered from $0.040 to $0.035. This reduction resulted from the consistent refinancing of existing high-yield debt that occurred during the period, whereby higher-coupon older bonds matured and were replaced with lower-coupon securities.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8	High Yield Trust

Similar reductions were made to other share classes.

What is your outlook for the high-yield market over the coming months?

In our view, the prospects for U.S. economic growth continue to look favorable, buoyed by improving trends in employment, housing, and corporate capital expenditures. Additionally, despite the fact that the Fed has begun tapering its bond buying, overall monetary policy remains accommodative. Moreover, the smooth transition from Ben Bernanke to Janet Yellen as Fed chair reflects investors’ expectations that current monetary policy will continue. We believe the weak economic readings in January, such as the ISM Purchasing Managers Index mentioned previously, as well as disappointing automobile sales, were largely the result of adverse weather conditions affecting some of the country’s most densely populated regions.

At period-end, the high-yield default rate stood at 0.67%, its lowest level since December 2007, and considerably below the long-term average of 3.9%. Given our generally constructive view of fundamentals, we believe the default rate could remain low through 2015. While high-yield and bank-loan spreads compressed during the period, they were still above the euphorically tight levels that we saw in 2007 and remained closer to their historical averages. Consequently, in light of our fundamental view of the market and low default expectations, we believe spreads are fairly attractive.

Thanks for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.87%	8.75%	8.63%	8.63%	8.04%	8.04%	8.50%	8.40%	8.56%	8.96%

10 years	111.27	102.82	99.66	99.66	95.92	95.92	105.66	98.98	103.44	115.25
Annual average	7.77	7.33	7.16	7.16	6.96	6.96	7.48	7.12	7.36	7.97

5 years	116.58	107.92	108.86	106.86	108.38	108.38	113.62	106.68	112.77	118.82
Annual average	16.71	15.77	15.87	15.65	15.82	15.82	16.39	15.63	16.30	16.95

3 years	25.25	20.24	22.31	19.31	22.43	22.43	24.25	20.21	24.22	26.19
Annual average	7.79	6.34	6.94	6.06	6.98	6.98	7.51	6.33	7.50	8.06

1 year	8.33	4.00	7.41	2.41	7.46	6.46	7.98	4.47	7.93	8.55

6 months	6.87	2.60	6.49	1.49	6.40	5.40	6.70	3.23	6.72	7.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	High Yield Trust

Comparative index returns For periods ended 2/28/14

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	8.63%

10 years	135.79%	103.66
Annual average	8.96	7.34

5 years	141.66	112.86
Annual average	19.30	16.21

3 years	32.55	24.92
Annual average	9.85	7.69

1 year	9.33	7.50

6 months	7.85	6.67

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/14, there were 602, 570, 464, 394, 270, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.225		$0.195	$0.195	$0.213		$0.213	$0.237

Capital gains	—		—	—	—		—	—

Total	$0.225		$0.195	$0.195	$0.213		$0.213	$0.237

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/13	$7.88	$8.21	$7.86	$7.81	$7.90	$8.17	$7.72	$7.73

2/28/14	8.19	8.53	8.17	8.11	8.21	8.49	8.02	8.03

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.13%	4.92%	4.41%	4.44%	4.82%	4.66%	4.94%	5.53%

Current 30-day SEC yield [2]	N/A	4.02	3.44	3.44	N/A	3.81	3.94	4.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Trust	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.86%	8.73%	8.61%	8.61%	8.03%	8.03%	8.49%	8.39%	8.55%	8.95%

10 years	110.63	102.21	99.07	99.07	95.57	95.57	105.29	98.62	103.11	114.88
Annual average	7.73	7.29	7.13	7.13	6.94	6.94	7.46	7.10	7.34	7.95

5 years	113.42	104.88	105.66	103.66	105.57	105.57	110.75	103.90	109.66	115.20
Annual average	16.37	15.42	15.51	15.29	15.50	15.50	16.08	15.31	15.96	16.57

3 years	25.39	20.37	22.60	19.60	22.71	22.71	24.54	20.50	24.37	26.33
Annual average	7.83	6.38	7.03	6.15	7.06	7.06	7.59	6.41	7.54	8.10

1 year	7.32	3.03	6.54	1.54	6.58	5.58	6.98	3.50	7.04	7.52

6 months	6.13	1.88	5.74	0.74	5.79	4.79	5.95	2.50	5.97	6.14

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/13	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for the
six-month period ended 2/28/14	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	High Yield Trust

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.23	$9.06	$9.06	$6.51	$6.51	$3.95

Ending value (after expenses)	$1,068.70	$1,064.90	$1,064.00	$1,067.00	$1,067.20	$1,070.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.11	$8.85	$8.85	$6.36	$6.36	$3.86

Ending value (after expenses)	$1,019.74	$1,016.02	$1,016.02	$1,018.50	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust	15

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds • and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André  Desmarais,

16	High Yield Trust

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Can-ada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional

High Yield Trust	17

information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund,

18	High Yield Trust

that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitabil-ity, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1

High Yield Trust	19

fees) as of December 31, 2012 (the first quin-tile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profit-ability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

20 High Yield Trust

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperfor-mance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December  31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	3rd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 514, 440 and 380 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive ben-efits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing

High Yield Trust	21

agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 High Yield Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Trust	23

The fund’s portfolio 2/28/14 (Unaudited)

CORPORATE BONDS AND NOTES (86.0%)*		Principal amount	Value

Advertising and marketing services (0.5%)
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024		$1,525,000	$1,570,750

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. unsec. notes 7s, 2020		3,235,000	2,822,538

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		1,815,000	1,923,900

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024		979,000	1,010,818

			7,328,006
Automotive (1.1%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		2,525,000	2,859,563

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
notes 8 1/4s, 2021		785,000	887,050

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
notes 8s, 2019		980,000	1,079,225

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		1,911,000	1,977,885

General Motors Co. escrow notes 8 1/4s, 2023		2,555,000	38,325

Motors Liquidation Co. escrow sr. unsec. unsub. notes
8 3/8s, 2033		2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021		3,626,000	3,798,235

Schaeffler Finance BV company guaranty sr. notes Ser. REGS,
8 3/4s, 2019 (Netherlands)	EUR	345,000	536,324

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Netherlands)		$1,007,000	1,125,323

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Netherlands)		945,000	1,086,750

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)		1,515,000	1,533,938

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		1,055,000	1,205,338

			16,163,806
Basic materials (7.9%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		855,000	915,919

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)		4,460,000	5,669,712

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)		990,000	1,032,075

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		1,795,000	1,806,219

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		2,160,000	2,324,700

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020		2,831,000	3,022,093

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)		1,510,000	1,506,225

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		3,978,000	4,286,295

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)		1,595,000	1,827,870

Cemex SAB de CV 144A company guaranty sr. notes 7 1/4s,
2021 (Mexico)		1,815,000	1,946,588

24 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	$2,335,000	$2,457,588

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)	2,425,000	2,497,750

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	2,195,000	2,348,650

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	865,000	852,458

Exopack Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	2,080,000	2,158,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	1,915,000	2,034,688

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	339,000	350,018

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	339,000	349,170

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	1,635,000	1,802,588

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	2,677,000	2,810,850

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	650,000	708,500

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	575,000	577,875

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	3,560,000	3,898,200

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	1,366,000	1,666,520

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	805,000	832,169

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	1,375,000	1,412,813

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	3,302,000	3,442,335

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	2,538,000	2,867,940

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	885,000	976,819

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	3,175,000	3,234,531

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	1,600,000	1,408,000

Ineos Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)	1,380,000	1,528,350

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	1,090,000	1,196,275

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	3,295,000	3,418,563

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 5 7/8s, 2019 (Luxembourg)	805,000	829,150

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	3,663,000	4,230,765

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	2,385,000	2,647,350

High Yield Trust	25

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Basic materials cont.
Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020	$970,000	$1,035,475

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	2,640,000	2,824,800

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	1,510,000	1,570,400

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	760,000	754,300

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	1,770,000	1,991,250

Nufarm Australia, Ltd. 144A company guaranty sr. unsec. notes
6 3/8s, 2019 (Australia)	1,174,000	1,210,688

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	2,720,000	2,920,600

PQ Corp. 144A sr. notes 8 3/4s, 2018	2,725,000	2,997,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	488,000	544,120

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	1,141,000	1,243,690

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	420,000	424,200

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	1,515,000	1,533,938

Smurfit Kappa Acquisitions 144A company guaranty sr. notes
4 7/8s, 2018 (Ireland)	980,000	1,019,574

Smurfit Kappa Treasury Funding, Ltd. company guaranty
sr. unsub. notes 7 1/2s, 2025 (Ireland)	1,458,000	1,618,380

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	630,000	683,550

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	435,000	477,413

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	270,000	277,425

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	4,218,000	4,787,430

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	620,000	669,600

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	2,115,000	2,284,200

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	1,015,000	1,042,913

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	485,000	516,525

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	3,911,000	3,842,558

		113,146,140
Broadcasting (2.9%)
Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	1,381,000	1,446,598

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019	3,725,000	3,911,250

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	1,865,000	2,018,863

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 6 1/2s, 2022	3,800,000	4,047,000

26 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Broadcasting cont.
Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	$1,902,000	$2,054,160

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	2,520,000	2,904,300

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	3,425,000	3,733,250

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	965,000	1,022,900

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	3,965,000	4,272,288

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	3,668,000	3,878,910

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	945,000	949,725

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	1,010,000	1,045,350

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	3,430,000	3,605,788

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	1,440,000	1,594,800

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	3,350,000	3,722,688

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	815,000	902,613

		41,110,483
Building materials (1.2%)
Building Materials Corp. of America 144A company guaranty
sr. notes 7 1/2s, 2020	2,170,000	2,349,025

Building Materials Corp. of America 144A company guaranty
sr. notes 7s, 2020	1,385,000	1,485,413

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	1,040,000	1,128,400

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	1,333,000	1,489,628

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	3,314,000	3,645,400

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	3,111,000	3,429,878

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	2,062,000	2,309,440

Owens Corning company guaranty sr. unsec. notes 9s, 2019	642,000	799,824

		16,637,008
Capital goods (5.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	6,125,000	6,645,625

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	5,160,000	5,946,900

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	825,000	850,781

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	1,627,000	1,887,320

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,050,000	2,165,313

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	2,775,000	2,941,500

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	831,000	841,388

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	1,325,000	1,477,375

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	3,427,000	3,803,970

High Yield Trust	27

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Capital goods cont.
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023		$2,423,000	$2,380,598

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		862,000	918,030

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		2,430,000	1,974,375

Gestamp Funding Luxembourg SA 144A sr. notes 5 5/8s,
2020 (Luxembourg)		1,105,000	1,143,675

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		750,000	800,625

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		3,931,000	5,173,681

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		3,345,000	3,545,700

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		4,590,000	4,452,300

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		1,335,000	1,365,038

Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018		3,091,000	3,369,190

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	280,900

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		530,000	563,125

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		1,235,000	1,361,588

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		3,145,000	3,286,525

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		3,870,000	4,353,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		195,000	209,625

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		240,000	262,200

Schaeffler Holding Finance BV 144A company guaranty
sr. notes 6 7/8s, 2018 (Netherlands) ‡‡		3,445,000	3,675,126

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	1,175,000	1,731,328

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$2,120,000	2,332,000

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		1,785,000	1,932,263

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		3,450,000	3,631,125

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		580,000	622,340

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020		1,790,000	1,892,925

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020		1,995,000	2,019,938

28 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Capital goods cont.
TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	$2,845,000	$3,047,706

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021	1,000,000	987,500

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,135,000	1,177,563

		85,050,911
Coal (0.7%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	2,010,000	1,683,375

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	2,870,000	3,121,125

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	3,535,000	3,689,656

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	218,000	245,795

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	1,310,000	1,418,075

		10,158,026
Commercial and consumer services (2.3%)
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	1,094,850	1,101,693

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,115,000	1,121,969

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	1,375,000	1,574,375

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	4,914,000	5,620,388

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	2,440,000	2,629,100

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	3,315,000	3,439,313

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	3,045,000	3,121,125

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	3,180,000	3,386,700

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	2,710,000	3,035,200

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	3,739,000	4,159,638

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	1,404,000	1,442,610

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	2,468,723	2,623,018

		33,255,129
Communication services (9.8%)
Adelphia Communications Corp. escrow bonds zero %, 2015	2,223,000	15,561

Adelphia Communications Corp. escrow bonds zero %, 2014	4,000	28

Adelphia Communications Corp. escrow bonds zero %, 2014	4,000	28

Adelphia Communications Corp. escrow bonds zero %, 2014	2,906,000	20,342

Adelphia Communications Corp. escrow bonds zero %, 2014	81,000	567

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,772,000	2,113,110

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	903,000	1,045,223

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	2,142,000	2,286,585

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	2,865,000	2,865,000

High Yield Trust 29

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		$705,000	$770,213

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,585,000	1,707,838

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		3,075,000	2,990,438

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,851,000	1,957,433

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		2,410,000	2,554,600

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		540,000	564,300

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		3,945,000	4,043,625

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,540,000	1,736,350

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		4,345,000	4,594,838

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		1,695,000	1,762,800

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,805,000	2,120,875

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		825,000	924,000

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		2,645,000	3,061,588

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		2,130,000	2,337,675

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		2,693,000	3,043,090

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		2,026,000	2,233,665

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		5,675,000	6,164,469

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		7,909,000	8,512,061

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		1,980,000	2,225,025

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		470,000	517,000

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		934,000	1,018,060

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021		965,000	1,020,488

Lynx I Corp. 144A sr. notes 5 3/8s, 2021 (United Kingdom)		1,065,000	1,094,288

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		1,065,000	1,120,913

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		1,495,000	1,622,075

NII International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		1,832,000	1,273,240

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		2,610,000	2,642,625

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	1,680,000	1,630,357

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$1,500,000	1,696,385

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,436,000	2,716,822

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		982,000	1,047,058

30 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Communication services cont.
SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		$2,285,000	$2,404,963

Sprint Capital Corp. company guaranty 6 7/8s, 2028		5,247,000	5,207,648

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		140,000	163,975

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		1,995,000	2,177,044

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		5,381,000	6,591,725

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		5,670,000	6,279,525

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		4,075,000	4,462,125

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		405,000	437,906

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		1,015,000	1,100,006

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		2,901,000	3,093,191

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		960,000	1,024,800

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		4,409,000	4,673,540

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		2,353,000	2,476,533

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)		1,275,000	1,386,049

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		3,210,000	3,250,125

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		5,139,000	5,884,155

Wind Acquisition Finance SA company guaranty sr. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	500,000	730,510

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$2,375,000	2,499,688

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)		875,000	926,406

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg)		1,442,931	1,500,648

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		1,938,000	2,219,010

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		2,047,000	2,210,760

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023		1,235,000	1,216,475

			140,967,445
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		2,755,000	2,927,188

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		140,000	152,250

High Yield Trust	31

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Consumer cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	$175,000	$190,750

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	1,604,000	1,740,340

		5,010,528
Consumer staples (6.0%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	2,995,000	2,650,575

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	1,090,380	1,074,024

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	5,390,000	5,848,150

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	730,000	846,800

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,010,000	1,020,100

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	1,385,000	1,374,613

Barry Callebaut Services NV 144A company guaranty sr. unsec.
notes 5 1/2s, 2023 (Belgium)	2,855,000	2,943,574

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	1,830,000	1,999,275

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	1,220,000	1,253,550

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	3,095,000	3,257,488

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	675,000	661,500

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	3,123,000	3,536,798

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	2,351,000	2,603,733

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	2,065,000	1,992,725

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	545,000	532,738

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	2,962,000	3,187,853

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	2,215,000	2,442,038

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	2,600,000	2,847,000

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	1,000,000	1,070,000

Elizabeth Arden, Inc. 144A sr. unsec. notes 7 3/8s, 2021	2,010,000	2,150,700

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,845,000	1,697,676

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	3,060,000	3,052,350

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	920,000	983,250

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	2,535,000	2,680,763

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	1,605,000	1,701,300

32 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		$685,000	$724,388

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		810,000	886,950

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		3,390,000	3,584,925

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		735,000	780,938

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		5,655,000	6,220,500

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		1,265,000	1,369,363

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		1,250,000	1,360,938

Post Holdings, Inc. 144A company guaranty sr. unsec. notes
7 3/8s, 2022		250,000	272,188

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		2,015,000	2,030,113

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021		3,805,000	3,805,000

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	975,700

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		2,300,000	2,645,000

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		740,000	830,650

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		1,960,000	2,121,700

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2021		530,000	545,900

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		1,865,000	1,962,913

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		2,695,000	3,058,825

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		155,000	164,300

			86,748,864
Energy (oil field) (1.2%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		1,740,000	1,818,300

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021		2,665,000	2,831,563

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020		2,080,000	2,246,400

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021		1,918,000	2,009,105

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)		2,800,000	3,011,094

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)		2,030,000	2,075,675

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	1,300,000	1,214,695

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$665,000	713,213

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)		505,000	540,350

			16,460,395
Entertainment (1.3%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		1,825,000	2,105,594

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022		1,580,000	1,599,750

High Yield Trust	33

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Entertainment cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		$420,000	$450,975

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		1,360,000	1,382,100

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		770,000	773,850

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		345,000	334,650

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		75,000	83,625

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		2,555,000	2,644,425

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		955,000	990,813

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		1,770,000	1,725,750

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		2,275,000	2,297,750

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		490,000	502,250

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		4,309,000	4,362,863

			19,254,395
Financials (9.3%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A
sr. unsec. notes 7 7/8s, 2020		2,720,000	2,890,000

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021		2,790,000	2,912,063

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		1,500,000	1,890,000

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020		1,270,000	1,571,625

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		670,000	810,700

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,542,000	1,838,835

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		2,202,000	2,835,736

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		2,190,000	2,157,150

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		3,232,000	3,458,240

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		965,000	965,000

CIT Group, Inc. sr. unsec. notes 5s, 2023		1,435,000	1,492,400

CIT Group, Inc. sr. unsec. notes 5s, 2022		1,090,000	1,144,500

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		2,460,000	2,656,800

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		970,000	986,975

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		590,000	665,225

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,635,000	1,778,063

Citigroup, Inc. unsec. sub. notes 1.686s, 2019	EUR	870,000	1,187,892

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$2,605,000	2,474,750

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		1,500,000	1,601,250

34 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Financials cont.
Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		$795,000	$898,350

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		2,950,000	2,581,250

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		1,685,000	1,748,188

Dresdner Funding Trust I 144A bonds 8.151s, 2031		4,775,000	5,276,375

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		3,910,000	4,242,350

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		2,655,000	3,024,345

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		1,050,000	1,064,186

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		2,700,000	2,841,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020		4,668,000	4,924,740

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022		2,775,000	2,830,500

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		490,000	548,800

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		1,310,000	1,404,975

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		1,605,000	1,789,575

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		1,565,000	1,698,025

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	1,765,000	4,802,822

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		$1,305,000	1,370,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		902,000	898,618

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		1,380,000	1,397,250

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018		1,900,000	1,914,250

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		2,340,000	2,217,150

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		1,125,000	1,181,250

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		1,810,000	1,900,500

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		2,020,000	2,156,350

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		1,400,000	1,466,500

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		3,435,000	3,572,400

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		2,535,000	2,750,475

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,565,000	2,584,238

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		2,781,000	2,725,380

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019		1,870,000	2,038,300

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)		1,600,000	1,600,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		5,780,000	6,141,250

High Yield Trust	35

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)		$1,470,000	$1,514,163

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		3,260,000	3,859,025

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		6,180,000	6,774,825

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		560,000	620,200

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		1,235,000	1,262,788

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		3,683,000	3,775,075

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		2,800,000	3,059,000

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		1,980,000	1,989,900

			133,762,572
Gaming and lottery (1.9%)
Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020		3,675,000	3,573,938

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017		466,000	475,903

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		1,900,000	2,023,500

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	1,310,000	1,249,747

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$770,000	795,025

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		795,000	866,550

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		2,050,000	2,226,813

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019		5,381,465	6,081,055

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021		3,260,000	3,178,500

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		1,880,000	2,058,600

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		5,016,000	5,241,720

			27,771,351
Health care (7.5%)
CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		445,000	460,575

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		535,000	569,106

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		2,875,000	2,968,438

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		2,795,000	2,941,738

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		2,083,000	2,249,640

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 6s, 2021		3,890,000	4,055,325

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		3,125,000	3,332,031

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		2,835,000	3,058,256

36 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value
Health care cont.
Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		$2,365,000	$2,530,550

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	2,135,000	3,226,459

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$2,258,000	2,342,675

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		3,120,000	3,303,300

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		950,000	1,055,450

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		1,037,000	1,068,110

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	1,000,000	1,460,192

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$2,131,000	2,376,065

Endo Finance Co. 144A company guaranty sr. unsec. notes
5 3/4s, 2022		1,100,000	1,138,500

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		1,180,000	1,267,025

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		1,945,000	2,095,738

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019		1,963,000	2,061,150

HCA, Inc. sr. notes 6 1/2s, 2020		6,665,000	7,514,788

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		705,000	817,800

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		4,218,000	4,587,075

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡		1,515,000	1,568,025

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		1,004,000	1,074,280

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		980,000	1,048,600

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		1,060,000	1,187,200

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		2,150,000	2,193,000

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		5,480,000	6,356,800

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019		453,000	524,348

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡		1,370,000	1,433,363

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,015,000	1,110,156

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		1,645,000	1,780,713

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020		3,420,000	3,702,150

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021		835,000	893,450

Service Corp. International/US sr. notes 7s, 2019		1,100,000	1,168,750

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022		1,965,000	1,999,388

High Yield Trust	37

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Health care cont.
Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	$2,025,000	$2,132,325

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	330,000	350,625

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	2,300,000	2,294,250

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	2,125,000	2,098,438

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,270,000	2,514,025

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	1,835,000	1,972,625

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	1,880,000	2,119,324

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	410,000	447,413

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,555,000	1,654,131

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	430,000	469,775

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	3,345,000	3,545,700

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	2,495,000	2,750,738

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	3,360,000	3,502,800

		108,372,378
Homebuilding (2.0%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,376,000	1,527,360

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	1,380,000	1,421,400

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	2,880,000	3,060,000

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	1,275,000	1,308,150

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	520,000	546,000

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	2,440,000	2,574,200

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	675,000	735,750

Lennar Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2018	910,000	1,028,300

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	980,000	935,900

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,235,000	1,261,244

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	1,170,000	1,265,063

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	2,460,000	2,472,300

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	2,270,000	2,627,525

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,635,000	1,757,625

38 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Homebuilding cont.
Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	$980,000	$1,046,150

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	607,000	669,218

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,035,000	1,035,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	1,455,000	1,447,725

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	2,384,000	2,628,360

		29,347,270
Lodging/Tourism (1.2%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	1,152,000	1,208,160

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	680,000	731,000

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	720,000	723,600

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	3,225,000	3,668,438

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	965,000	1,059,088

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	1,715,000	1,895,075

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	2,589,000	3,093,855

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	1,505,000	1,726,988

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	570,000	628,425

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	3,065,000	3,042,013

		17,776,642
Media (0.3%)
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	2,735,000	2,858,075

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	918,000	929,475

		3,787,550
Oil and gas (9.9%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	1,047,000	1,117,673

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	2,810,000	3,048,850

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	2,620,000	2,672,400

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021	2,110,000	2,157,475

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	3,855,000	4,086,300

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	1,310,000	1,411,525

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017	2,135,000	2,380,525

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,880,000	2,143,200

High Yield Trust 39

CORPORATE BONDS AND NOTES (86.0%)* cont.		Principal amount	Value

Oil and gas cont.
Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		$2,785,000	$3,049,575

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	790,000	1,200,430

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		$1,180,000	1,357,000

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		675,000	725,625

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		2,580,000	2,734,800

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		1,650,000	1,798,500

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		1,480,000	1,542,900

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		1,222,000	1,283,100

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		2,246,000	1,673,270

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		2,840,000	2,982,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		2,062,000	2,252,735

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		1,280,000	1,379,200

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		1,579,000	1,590,843

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		5,000,000	5,150,000

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020		1,345,000	1,452,600

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		600,000	631,500

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021		6,490,000	6,603,575

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		235,000	248,219

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021		835,000	885,100

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021		875,000	995,313

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		3,785,000	4,210,813

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		850,000	873,375

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019		2,510,000	2,616,675

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7s, 2019		5,220,000	5,441,850

Lone Pine Resources Canada, Ltd. escrow company guaranty
sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F		699,000	38

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)		1,755,000	1,851,525

40 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Oil and gas cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	$1,175,000	$1,210,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	2,825,000	2,118,750

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	2,585,000	2,778,875

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	508,375

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,130,000	1,186,500

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	1,047,000	1,115,055

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,445,000	1,560,600

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	4,565,000	4,953,025

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	6,958,000	7,114,555

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	2,293,000	2,533,765

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,080,000	1,174,500

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	1,070,000	1,102,100

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	4,155,000	4,404,300

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	1,375,000	1,416,250

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022	1,385,000	1,426,550

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	4,071,000	4,518,810

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	1,060,000	1,107,700

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	3,830,000	4,256,088

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	580,000	613,350

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	2,225,000	2,417,463

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	3,535,000	3,808,963

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,255,000	1,345,988

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	1,105,000	1,198,925

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	435,000	464,363

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	2,200,000	2,332,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,120,000	5,542,400

Williams Cos., Inc. (The) notes 7 3/4s, 2031	293,000	323,004

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	761,824

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	1,640,000	1,668,700

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	3,913,000	4,201,584

		142,713,121

High Yield Trust	41

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	$334,251	$359,320

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020	1,360,000	1,394,000

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019	1,725,000	1,802,625

		3,555,945
Retail (2.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	2,035,000	2,223,238

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	800,000	922,000

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	2,495,000	2,675,888

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	1,259,000	1,259,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	1,306,000	1,243,965

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	2,375,000	2,642,188

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023	3,617,000	3,517,533

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,085,000	1,136,538

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	2,845,000	3,186,400

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,405,000	1,471,738

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018 ‡‡	2,909,000	3,003,543

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	4,365,000	4,534,144

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	2,855,000	3,069,125

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	1,355,000	1,453,238

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,996,000	1,991,010

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	2,165,000	2,262,425

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,455,000	1,564,125

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	1,395,000	1,426,388

Rent-A-Center, Inc./TX company guaranty sr. unsec. notes
4 3/4s, 2021	1,880,000	1,771,900

		41,354,386
Technology (4.6%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	2,820,000	2,978,625

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	4,735,000	5,042,775

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	2,011,000	1,905,423

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	6,150,000	6,103,875

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	1,132,000	1,236,710

42 High Yield Trust

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Technology cont.
First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	$6,211,000	$7,422,145

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	6,881,000	7,465,885

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,655,000	1,793,606

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	2,690,000	3,059,875

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	3,515,000	3,761,050

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	670,000	716,900

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	1,480,000	1,483,700

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	1,447,000	1,682,138

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	2,749,000	2,913,940

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	1,390,000	1,615,875

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	2,400,000	2,550,000

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	1,803,000	1,766,940

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	1,900,000	1,985,500

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	5,130,000	5,162,063

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019	1,400,000	1,496,250

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	2,228,000	2,456,370

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	1,170,000	1,281,150

		65,880,795
Textiles (—%)
Quiksilver, Inc./QS Wholesale, Inc. company guaranty sr. unsec.
notes 10s, 2020	250,000	283,750

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018	255,000	278,588

		562,338
Transportation (1.1%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	7,160,000	7,607,500

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	2,428,000	2,634,380

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,385,000	2,600,366

Swift Services Holdings, Inc. company guaranty
sr. notes 10s, 2018	1,125,000	1,238,906

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	2,010,000	2,030,100

		16,111,252
Utilities and power (3.9%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	1,291,000	1,516,925

AES Corp. (VA) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	318,600

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	2,405,000	2,849,925

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	2,965,000	3,372,688

High Yield Trust 43

CORPORATE BONDS AND NOTES (86.0%)* cont.	Principal amount	Value

Utilities and power cont.
AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	$950,000	$921,500

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,868,000	3,204,990

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	670,000	710,200

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	550,000	563,750

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	3,047,000	3,437,077

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	3,010,000	3,243,275

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	2,590,000	3,238

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,130,691

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	128,448

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	1,597,000	2,064,590

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	4,414,000	4,590,560

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	940,000	977,600

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	1,680,000	1,919,400

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	2,190,000	2,356,988

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	695,000	783,613

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	3,175,000	3,667,125

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	2,225,000	2,113,750

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	765,000	776,475

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	628,300

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	1,493,000	1,500,465

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	4,166,000	4,624,260

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	216,000

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	2,415,000	2,511,600

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,720,000	1,737,200

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	2,100,000	1,963,500

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	639,000	788,426

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	1,345,000	990,256

		55,611,415

Total corporate bonds and notes (cost $1,176,209,182)		$1,237,898,151

SENIOR LOANS (5.3%)* [c]	Principal amount	Value

Basic materials (0.1%)
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	$1,365,000	$1,390,594

		1,390,594
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	1,215,000	1,252,179

Lonestar Intermediate Super Holdings, LLC bank term loan
FRN 11s, 2019	1,960,000	2,009,000

		3,261,179

44 High Yield Trust

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Consumer cyclicals (2.3%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$354,258	$356,649

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	6,605,653	6,312,527

Clear Channel Communications, Inc. bank term loan FRN Ser. D,
6.918s, 2019	6,226,000	6,108,148

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,496,250	1,496,718

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	1,501,955	1,431,739

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	825,600	831,448

Motor City Casino bank term loan FRN Ser. B, 5s, 2017	3,534,872	3,548,127

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020	3,680,775	3,722,184

ROC Finance, LLC bank term loan FRN 5s, 2019	1,745,000	1,699,194

Travelport, LLC bank term loan FRN 9 1/2s, 2016	3,347,499	3,470,242

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	965,348	990,286

Travelport, LLC bank term loan FRN 6 1/4s, 2019	1,990,000	2,036,019

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,415,000	1,413,231

		33,416,512
Consumer staples (0.4%)
BJ’s Wholesale Club, Inc. bank term loan FRN 8 1/2s, 2020	915,000	938,065

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	405,000	403,481

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,440,000	1,453,500

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	1,144,250	1,152,111

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,145,000	1,163,606

WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	500,000	507,500

		5,618,263
Energy (1.0%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	3,965,000	4,113,688

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	725,887	753,107

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	2,613,102	2,644,366

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	868,438	878,931

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,835,000	2,877,525

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,291,850	2,302,491

		13,570,108
Financials (0.3%)
iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R	1,684	1,688

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	534,095	549,617

Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	3,765,000	3,730,486

		4,281,791
Health care (0.5%)
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	1,900,800	1,905,552

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021	2,040,000	2,056,893

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	1,961,071	1,961,889

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	598,368	600,488

Sheridan Holdings, Inc. bank term loan FRN 8 1/4s, 2021	630,000	644,175

		7,168,997

High Yield Trust 45

SENIOR LOANS (5.3%)* [c] cont.	Principal amount	Value

Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡	$2,860,000	$2,824,250

		2,824,250
Utilities and power (0.3%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017	6,314,407	4,399,563

		4,399,563

Total senior loans (cost $76,349,177)		$75,931,257

COMMON STOCKS (2.5%)*	Shares	Value

Ally Financial, Inc.	366	$3,092,700

American Axle & Manufacturing Holdings, Inc. †	119,265	2,305,392

Calpine Corp. †	112,900	2,150,745

CIT Group, Inc.	35,508	1,728,529

DISH Network Corp. Class A †	28,200	1,659,288

Elizabeth Arden, Inc. †	42,675	1,304,575

EP Energy Corp. Class A †	116,332	2,167,265

General Motors Co. †	76,511	2,769,698

Gulfport Energy Corp. †	25,300	1,672,330

Harry & David Holdings, Inc. †	2,288	283,712

Hilton Worldwide Holdings, Inc. †	105,590	2,360,992

Huntsman Corp.	100,095	2,438,314

Kodiak Oil & Gas Corp. †	250,980	2,964,074

Lone Pine Resources Canada, Ltd. (Canada) † F	87,188	8,719

Lone Pine Resources, Inc. Class A (Canada) † F	87,188	8,719

LyondellBasell Industries NV Class A	12,183	1,073,079

MeadWestvaco Corp.	41,745	1,562,515

MetLife, Inc.	21,395	1,084,085

Penn National Gaming, Inc. †	177,015	2,274,643

Service Corp. International	86,094	1,609,097

Tribune Co. Class 1C F	297,958	74,489

Vantage Drilling Co. †	949,728	1,662,024

Total common stocks (cost $35,002,337)		$36,254,984

CONVERTIBLE PREFERRED STOCKS (0.7%)*	Shares	Value

Crown Castle International Corp. Ser. A, $2.25 cv. pfd.	14,630	$1,490,431

EPR Properties Ser. C, $1.44 cv. pfd.	114,663	2,470,632

MetLife, Inc. $3.75 cv. pfd.	37,735	1,116,579

United Technologies Corp. $3.75 cv. pfd.	26,200	1,741,514

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	52,831	2,880,938

Total convertible preferred stocks (cost $8,740,409)		$9,700,094

PREFERRED STOCKS (0.6%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	3,362	$3,314,407

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	138,915	3,771,542

M/I Homes, Inc. $2.438 pfd.	53,597	1,353,324

Total preferred stocks (cost $6,573,246)		$8,439,273

46 High Yield Trust

CONVERTIBLE BONDS AND NOTES (0.5%)*		Principal amount		Value

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017		$1,704,000		$1,375,980

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			2,252,000	3,280,883

XM Satellite Radio, Inc. 144A cv. company guaranty
sr. unsec. sub. notes 7s, 2014			1,365,000	2,729,147

Total convertible bonds and notes (cost $6,347,909)				$7,386,010

WARRANTS (0.1%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	420	$34,154

General Motors Co.	7/10/19	18.33	18,319	337,986

General Motors Co.	7/10/16	10.00	18,319	493,880

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	1.70	672,570	—

Total warrants (cost $770,298)				$866,020

SHORT-TERM INVESTMENTS (3.1%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L		43,275,572		$43,275,572

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.12%, October 16, 2014		$1,321,000		1,320,354

U.S. Treasury Bills with an effective yield of 0.07%,
August 21, 2014			110,000	109,961

U.S. Treasury Bills with an effective yield of 0.10%, July 24, 2014			221,000	220,954

Total short-term investments (cost $44,926,582)				$44,926,841

TOTAL INVESTMENTS

Total investments (cost $1,354,919,140)				$1,421,402,630

Key to holding’s currency abbreviations

CAD Canadian Dollar

EUR Euro

GBP British Pound

Key to holding’s abbreviations

EMTN Euro Medium Term Notes

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN Global Medium Term Notes

MTN Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,439,861,783.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

High Yield Trust 47

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $165,021 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $20,296,947) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	4/16/14	$240,335	$248,990	$8,655

	Euro	Buy	3/19/14	261,840	259,100	2,740

	Euro	Sell	3/19/14	261,840	257,040	(4,800)

	Barclays Bank PLC
	British Pound	Sell	3/19/14	4,416,633	4,310,719	(105,914)

	Euro	Sell	3/19/14	1,039,355	1,019,999	(19,356)

	Credit Suisse International
	Euro	Sell	3/19/14	1,812,453	1,778,872	(33,581)

	Deutsche Bank AG
	Euro	Sell	3/19/14	735,003	731,414	(3,589)

	Goldman Sachs International
	Euro	Sell	3/19/14	2,283,269	2,241,441	(41,828)

HSBC Bank USA, National Association
	Euro	Sell	3/19/14	4,693	687	(4,006)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/16/14	790,021	818,759	28,738

	Euro	Sell	3/19/14	736,106	694,780	(41,326)

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/16/14	1,000,134	1,036,840	36,706

	Euro	Buy	3/19/14	724,650	711,233	13,417

	Euro	Sell	3/19/14	724,650	717,066	(7,584)

	UBS AG
	Euro	Sell	3/19/14	1,355,993	1,319,770	(36,223)

	WestPac Banking Corp.
	Canadian Dollar	Sell	4/16/14	1,651,584	1,712,103	60,519

	Euro	Sell	3/19/14	2,483,962	2,438,134	(45,828)

	Total					$(193,260)

48 High Yield Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$5,073,908	$—	$—

Capital goods	2,305,392	—	—

Communication services	1,659,288	—	—

Consumer cyclicals	7,405,333	—	74,489

Consumer staples	1,304,575	283,712	—

Energy	8,465,693	—	17,438

Financials	2,812,614	3,092,700	—

Health care	1,609,097	—	—

Utilities and power	2,150,745	—	—

Total common stocks	32,786,645	3,376,412	91,927

Convertible bonds and notes	—	7,386,010	—

Convertible preferred stocks	1,741,514	7,958,580	—

Corporate bonds and notes	—	1,237,898,113	38

Preferred stocks	3,771,542	4,667,731	—

Senior loans	—	75,931,257	—

Warrants	831,866	34,154	—

Short-term investments	43,275,572	1,651,269	—

Totals by level	$82,407,139	$1,338,903,526	$91,965

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(193,260)	$—

Totals by level	$—	$(193,260)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Trust 49

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,311,643,568)	$1,378,127,058
Affiliated issuers (identified cost $43,275,572) (Notes 1 and 5)	43,275,572

Cash	111,709

Dividends, interest and other receivables	24,437,844

Receivable for shares of the fund sold	1,274,342

Receivable for investments sold	5,147,290

Unrealized appreciation on forward currency contracts (Note 1)	150,775

Total assets	1,452,524,590

LIABILITIES

Payable for investments purchased	5,969,467

Payable for purchases of delayed delivery securities (Note 1)	1,537,240

Payable for shares of the fund repurchased	2,470,284

Payable for compensation of Manager (Note 2)	617,008

Payable for custodian fees (Note 2)	13,360

Payable for investor servicing fees (Note 2)	336,758

Payable for Trustee compensation and expenses (Note 2)	536,387

Payable for administrative services (Note 2)	5,035

Payable for distribution fees (Note 2)	526,587

Unrealized depreciation on forward currency contracts (Note 1)	344,035

Other accrued expenses	306,646

Total liabilities	12,662,807

Net assets	$1,439,861,783

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,627,500,231

Undistributed net investment income (Note 1)	9,311,665

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(263,240,550)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	66,290,437

Total — Representing net assets applicable to capital shares outstanding	$1,439,861,783

(Continued on next page)

50 High Yield Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,115,382,286 divided by 136,259,885 shares)	$8.19

Offering price per class A share (100/96.00 of $8.19)*	$8.53

Net asset value and offering price per class B share ($20,191,624 divided by 2,470,751 shares)**	$8.17

Net asset value and offering price per class C share ($58,534,100 divided by 7,215,195 shares)**	$8.11

Net asset value and redemption price per class M share ($23,302,653 divided by 2,836,634 shares)	$8.21

Offering price per class M share (100/96.75 of $8.21)†	$8.49

Net asset value, offering price and redemption price per class R share
($11,625,161 divided by 1,449,640 shares)	$8.02

Net asset value, offering price and redemption price per class Y share
($210,825,959 divided by 26,254,249 shares)	$8.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Trust	51

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $11,796) (including interest income of $2,102 from investments
in affiliated issuers) (Note 5)	$45,991,143

Dividends	740,466

Total investment income	46,731,609

EXPENSES

Compensation of Manager (Note 2)	4,045,659

Investor servicing fees (Note 2)	1,036,979

Custodian fees (Note 2)	16,174

Trustee compensation and expenses (Note 2)	52,634

Distribution fees (Note 2)	1,834,699

Administrative services (Note 2)	22,497

Other	397,793

Total expenses	7,406,435

Expense reduction (Note 2)	(3,202)

Net expenses	7,403,233

Net investment income	39,328,376

Net realized gain on investments (Notes 1 and 3)	10,914,015

Net realized loss on swap contracts (Note 1)	(61,102)

Net realized loss on foreign currency transactions (Note 1)	(1,019,985)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	91,357

Net unrealized appreciation of investments during the period	46,000,730

Net gain on investments	55,925,015

Net increase in net assets resulting from operations	$95,253,391

The accompanying notes are an integral part of these financial statements.

52 High Yield Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$39,328,376	$90,206,062

Net realized gain on investments
and foreign currency transactions	9,832,928	34,766,795

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	46,092,087	(11,684,536)

Net increase in net assets resulting from operations	95,253,391	113,288,321

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(30,907,270)	(70,288,846)

Class B	(487,017)	(1,115,428)

Class C	(1,363,482)	(2,998,982)

Class M	(596,630)	(1,218,277)

Class R	(315,966)	(732,306)

Class Y	(6,938,246)	(12,635,291)

Redemption fees (Note 1)	—	21,935

Increase (decrease) from capital share transactions (Note 4)	39,623,406	(150,938,810)

Total increase (decrease) in net assets	94,268,186	(126,617,684)

NET ASSETS

Beginning of period	1,345,593,597	1,472,211,281

End of period (including undistributed net investment
income of $9,311,665 and $10,591,900, respectively)	$1,439,861,783	$1,345,593,597

* Unaudited

The accompanying notes are an integral part of these financial statements.

High Yield Trust	53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
February 28, 2014**	$7.88	.22	.32	.54	(.23)	(.23)	—	—	$8.19	6.87*	$1,115,382	.51*	2.73*	24*
August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	— [d]	—	7.88	7.84	1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	— [d]	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	— [d]	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	— [d]	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	— [d]	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44

Class B
February 28, 2014**	$7.86	.19	.32	.51	(.20)	(.20)	—	—	$8.17	6.49*	$20,192	.88*	2.36*	24*
August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	— [d]	—	7.86	7.05	20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	— [d]	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	— [d]	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	— [d]	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	— [d]	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44

Class C
February 28, 2014**	$7.81	.19	.31	.50	(.20)	(.20)	—	—	$8.11	6.40*	$58,534	.88*	2.36*	24*
August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	— [d]	—	7.81	7.10	48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	— [d]	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	— [d]	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	— [d]	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	— [d]	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44

Class M
February 28, 2014**	$7.90	.21	.31	.52	(.21)	(.21)	—	—	$8.21	6.70*	$23,303	.63*	2.60*	24*
August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	— [d]	—	7.90	7.50	20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	— [d]	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	— [d]	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	— [d]	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	— [d]	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44

Class R
February 28, 2014**	$7.72	.21	.30	.51	(.21)	(.21)	—	—	$8.02	6.72*	$11,625	.63*	2.61*	24*
August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	— [d]	—	7.72	7.60	12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	— [d]	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	— [d]	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	— [d]	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	— [d]	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44

Class Y
February 28, 2014**	$7.73	.22	.32	.54	(.24)	(.24)	—	—	$8.03	7.04*	$210,826	.39*	2.85*	24*
August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	— [d]	—	7.73	8.03	182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	— [d]	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	— [d]	— [e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	— [d]	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	— [d]	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 High Yield Trust	High Yield Trust	55

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

56 High Yield Trust

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

High Yield Trust	57

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

58 High Yield Trust

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

High Yield Trust 59

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $257,085 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

60 High Yield Trust

At August 31, 2013, the fund had a capital loss carryover of $270,572,594 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$14,070,646	N/A	$14,070,646	August 31, 2014

2,600,677	N/A	2,600,677	August 31, 2015

20,028,690	N/A	20,028,690	August 31, 2016

96,252,247	N/A	96,252,247	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,357,420,025, resulting in gross unrealized appreciation and depreciation of $77,685,861 and $13,703,256, respectively, or net unrealized appreciation of $63,982,605.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

High Yield Trust	61

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$795,017	Class R	8,441

Class B	14,451	Class Y	162,443

Class C	40,288	Total	$1,036,979

Class M	16,339

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,269 under the expense offset arrangements and by $933 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $923, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,371,271	Class M	56,386

Class B	99,711	Class R	29,112

Class C	278,219	Total	$1,834,699

62 High Yield Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $33,223 and $3,973 from the sale of class A and class M shares, respectively, and received $3,080 and $1,626 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $326 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $369,971,469 and $321,913,143, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/14		Year ended 8/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	9,858,911	$79,001,699	21,804,509	$173,313,922

Shares issued in connection with
reinvestment of distributions	3,242,933	26,105,248	7,204,465	57,377,940

	13,101,844	105,106,947	29,008,974	230,691,862

Shares repurchased	(11,543,772)	(92,880,274)	(49,147,241)	(392,299,954)

Net increase (decrease)	1,558,072	$12,226,673	(20,138,267)	$(161,608,092)

	Six months ended 2/28/14		Year ended 8/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	169,545	$1,360,511	709,108	$5,662,139

Shares issued in connection with
reinvestment of distributions	51,886	417,018	118,540	942,793

	221,431	1,777,529	827,648	6,604,932

Shares repurchased	(303,787)	(2,436,066)	(933,183)	(7,446,631)

Net decrease	(82,356)	$(658,537)	(105,535)	$(841,699)

	Six months ended 2/28/14		Year ended 8/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	1,678,169	$13,320,922	1,586,887	$12,542,989

Shares issued in connection with
reinvestment of distributions	151,256	1,207,407	319,592	2,524,873

	1,829,425	14,528,329	1,906,479	15,067,862

Shares repurchased	(862,697)	(6,886,960)	(2,873,548)	(22,766,965)

Net increase (decrease)	966,728	$7,641,369	(967,069)	$(7,699,103)

High Yield Trust 63

	Six months ended 2/28/14		Year ended 8/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	317,652	$2,545,523	446,065	$3,585,023

Shares issued in connection with
reinvestment of distributions	66,672	538,538	135,211	1,080,006

	384,324	3,084,061	581,276	4,665,029

Shares repurchased	(172,655)	(1,396,469)	(593,030)	(4,774,557)

Net increase (decrease)	211,669	$1,687,592	(11,754)	$(109,528)

	Six months ended 2/28/14		Year ended 8/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	214,657	$1,695,036	786,964	$6,179,658

Shares issued in connection with
reinvestment of distributions	39,460	311,220	89,692	700,640

	254,117	2,006,256	876,656	6,880,298

Shares repurchased	(419,129)	(3,293,568)	(673,713)	(5,275,342)

Net increase (decrease)	(165,012)	$(1,287,312)	202,943	$1,604,956

	Six months ended 2/28/14		Year ended 8/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	15,273,643	$119,996,967	30,645,741	$240,677,450

Shares issued in connection with
reinvestment of distributions	823,988	6,508,854	1,486,648	11,637,988

	16,097,631	126,505,821	32,132,389	252,315,438

Shares repurchased	(13,458,936)	(106,492,200)	(30,026,585)	(234,600,782)

Net increase	2,638,695	$20,013,621	2,105,804	$17,714,656

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$28,118,678	$272,168,358	$257,011,464	$2,102	$43,275,572

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

64 High Yield Trust

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$36,300,000

Centrally cleared credit default contracts (notional)	—*

Warrants (number of warrants)	710,000

* For the reporting period, the transactions were minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$150,775	Payables	$344,035

Equity contracts	Investments	866,020	Payables	—

Total		$1,016,795		$344,035

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(61,102)	$(61,102)

Foreign exchange contracts	(1,026,179)	—	$(1,026,179)

Total	$(1,026,179)	$(61,102)	$(1,087,281)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$90,563	$90,563

Equity contracts	68,022	—	$68,022

Total	$68,022	$90,563	$158,585

High Yield Trust 65

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$11,395	$—	$—	$—	$—	$—	$28,738	$50,123	$—	$60,519	$150,775

Total Assets	$11,395	$—	$—	$—	$—	$—	$28,738	$50,123	$—	$60,519	$150,775

Liabilities:

Forward currency contracts#	$4,800	$125,270	$33,581	$3,589	$41,828	$4,006	$41,326	$7,584	$36,223	$45,828	$344,035

Total Liabilities	$4,800	$125,270	$33,581	$3,589	$41,828	$4,006	$41,326	$7,584	$36,223	$45,828	$344,035

Total Financial and Derivative Net Assets	$6,595	$(125,270)	$(33,581)	$(3,589)	$(41,828)	$(4,006)	$(12,588)	$42,539	$(36,223)	$14,691	$(193,260)

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$6,595	$(125,270)	$(33,581)	$(3,589)	$(41,828)	$(4,006)	$(12,588)	$42,539	$(36,223)	$14,691	$(193,260)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

66 High Yield Trust	High Yield Trust	67

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	125,690,455	7,521,513

Ravi Akhoury	125,618,002	7,598,703

Barbara M. Baumann	126,230,738	6,985,968

Jameson A. Baxter	126,167,691	7,049,014

Charles B. Curtis	126,139,832	7,076,873

Robert J. Darretta	126,182,919	7,033,786

Katinka Domotorffy	126,042,712	7,173,993

John A. Hill	126,200,708	7,015,997

Paul L. Joskow	126,174,930	7,037,037

Kenneth R. Leibler	126,085,537	7,131,168

Robert E. Patterson	126,160,447	7,056,258

George Putnam, III	126,215,413	7,001,292

Robert L. Reynolds	126,257,143	6,959,562

W. Thomas Stephens	126,124,349	7,087,619

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

105,052,912	2,812,683	9,054,143	16,296,967

A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

103,479,261	3,795,166	9,645,314	16,296,965

All tabulations are rounded to the nearest whole number.

68 High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA034
286544 4/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014